UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2013 (May 23, 2012)

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    Completion of Acquisition or Disposition of Assets.
During the twelve months ended December 31, 2012, Associated Estates Realty Corporation (the “Company”), acquired the following three properties in unrelated transactions. The aggregate purchase price of these properties exceeded 10% of the Company's total assets as of December 31, 2011. None of the properties were acquired from a related party.
The Apartments at the Arboretum: A 205-unit apartment community located in Cary, North Carolina, acquired on May 23, 2012. This property was purchased from NR Arboretum Property Owner, LLC, for approximately $39.3 million in cash which was funded primarily from borrowings on the Company's unsecured revolving credit facility.
21 Forty Medical District: A 396-unit apartment community located in Dallas, Texas, acquired on July 23, 2012. This property was purchased from Motor Street Apartments, LP for approximately $53.4 million in cash which was funded primarily from borrowings on the Company's unsecured revolving credit facility.
The Park at Crossroads: A 344-unit apartment community located in Cary, North Carolina, acquired on August 28, 2012. This property was purchased from Crossroads Ventures, LLC for approximately $35.2 million which was funded by an assumption of a mortgage loan on the property in the amount of $24.9 million and borrowings on the Company's unsecured revolving credit facility.
ITEM 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired

The Apartments at the Arboretum Property:
Report of Independent Auditors
Statements of Revenue and Certain Operating Expenses
Notes to Statements of Revenue and Certain Expenses

21 Forty Medical District Property:
Report of Independent Auditors
Statements of Revenue and Certain Operating Expenses
Notes to Statements of Revenue and Certain Expenses

The Park at Crossroads Property:
Report of Independent Auditors
Statements of Revenue and Certain Operating Expenses
Notes to Statements of Revenue and Certain Expenses

(b)	Proforma Financial Information

Proforma Consolidated Statement of Operations for the year ended December 31, 2012

(c)	Exhibits

23.1 Consent of PricewaterhouseCoopers LLP

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Associated Estates Realty Corporation:
We have audited the accompanying statement of revenue and certain operating expenses of the property known as The Apartments at the Arboretum (the "Property") for the year ended December 31, 2011. The statement of revenue and certain operating expenses is the responsibility of management. Our responsibility is to express an opinion on the statement of revenue and certain operating expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Property's revenues and expenses.
In our opinion, the statement of revenue and certain operating expenses of the Property presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the statement of revenue and certain operating expenses of the Property for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Cleveland, Ohio

November 30, 2012

THE APARTMENTS AT THE ARBORETUM

STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)

	(Unaudited)
	Three Months Ended	Year Ended
	March 31, 2012	December 31, 2011

Revenue
Property revenue	$727	$2,774

Certain operating expenses
Property operating and maintenance	187	870
Real estate taxes and insurance	78	306
Total certain operating expenses	265	1,176

Revenue in excess of certain operating expenses	$462	$1,598

See accompanying Notes to Statements of Revenue and Certain Operating Expenses.

THE APARTMENTS AT THE ARBORETUM

NOTES TO STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

1.    BASIS OF PRESENTATION
On May 23, 2012, Associated Estates Realty Corporation (the "Company") acquired, through a wholly owned subsidiary, The Apartments at the Arboretum, a 205-unit (unaudited) apartment community located in Cary, North Carolina. The property was purchased from NR Arboretum Property Owner, LLC, an unrelated third party.
The accompanying statements of revenue and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of real estate properties and, accordingly, certain expenses such as depreciation and amortization, interest, management fees, and other corporate expenses are not included in the statements of revenue and certain operating expenses because they are not directly related to the proposed future operations of the property. Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of the property. Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2011, or the three months ended March 31, 2012, that would cause the reported financial information not to be indicative of future operating results.
The accompanying interim statement of revenue and certain operating expenses for the three months ended March 31, 2012, is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rent payments are due at the beginning of each month and rental revenue is recognized at that time. Reimbursements for expenses, such as water and sewer expense, are included in “Property revenue” in the statements of revenue and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating the property and consist primarily of payroll, utilities, repairs and maintenance, and other operating expenses that are expected to continue in the proposed future operations of the property.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives, which are not included in these statements of revenue and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred and are included in “Property operating and maintenance expenses” in the statements of revenue and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.
Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal cost incurred in connection with loss contingencies are expensed as incurred. There is no material litigation nor to management's knowledge is any material litigation currently threatened against the property other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Associated Estates Realty Corporation:
We have audited the accompanying statement of revenue and certain operating expenses of the property known as 21 Forty Medical District (the "Property") for the year ended December 31, 2011. The statement of revenue and certain operating expenses is the responsibility of management. Our responsibility is to express an opinion on the statement of revenue and certain operating expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Property's revenues and expenses.
In our opinion, the statement of revenue and certain operating expenses of the Property presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the statement of revenue and certain operating expenses of the Property for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Cleveland, Ohio

November 30, 2012

21 FORTY MEDICAL DISTRICT

STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)

	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011

Revenue
Property revenue	$2,529	$4,743

Certain operating expenses
Property operating and maintenance	534	1,095
Real estate taxes and insurance	494	958
Total certain operating expenses	1,028	2,053

Revenue in excess of certain operating expenses	$1,501	$2,690

See accompanying Notes to the Statements of Revenue and Certain Operating Expenses.

21 FORTY MEDICAL DISTRICT

NOTES TO STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

1.    BASIS OF PRESENTATION
On July 23, 2012, Associated Estates Realty Corporation (the "Company") acquired, through a wholly owned subsidiary, 21 Forty Medical District, a 396-unit (unaudited) apartment community located in Dallas, Texas. The property was purchased from Motor Street Apartments, LP, an unrelated third party.
The accompanying statements of revenue and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of real estate properties and, accordingly, certain expenses such as depreciation and amortization, interest, management fees, and other corporate expenses are not included in the statements of revenue and certain operating expenses because they are not directly related to the proposed future operations of the property. Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of the property. Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2011, or the six months ended June 30, 2012, that would cause the reported financial information not to be indicative of future operating results.
The accompanying interim statement of revenue and certain operating expenses for the six months ended June 30, 2012, is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rent payments are due at the beginning of each month and rental revenue is recognized at that time. Reimbursements for expenses, such as water and sewer expense, are included in “Property revenue” in the statements of revenue and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating the property and consist primarily of payroll, utilities, repairs and maintenance, and other operating expenses that are expected to continue in the proposed future operations of the property.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives which is not included in these statements of revenue and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred and are included in “Property operating and maintenance expenses” in the statements of revenue and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.
Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal cost incurred in connection with loss contingencies are expensed as incurred. There is no material litigation nor to management's knowledge is any material litigation currently threatened against the property other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Associated Estates Realty Corporation:
We have audited the accompanying statement of revenue and certain operating expenses of the property known as The Park at Crossroads (the "Property") for the year ended December 31, 2011. The statement of revenue and certain operating expenses is the responsibility of management. Our responsibility is to express an opinion on the statement of revenue and certain operating expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Property's revenues and expenses.
In our opinion, the statement of revenue and certain operating expenses of the Property presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the statement of revenue and certain operating expenses of the Property for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Cleveland, Ohio

November 30, 2012

THE PARK AT CROSSROADS

STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)

	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2012	December 31, 2011

Revenue
Property revenue	$1,819	$3,571

Certain operating expenses
Property operating and maintenance	366	729
Real estate taxes and insurance	173	336
Total certain operating expenses	539	1,065

Revenue in excess of certain operating expenses	$1,280	$2,506

See accompanying Notes to Statements of Revenue and Certain Operating Expenses.

THE PARK AT CROSSROADS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

1.    BASIS OF PRESENTATION
On August 28, 2012, Associated Estates Realty Corporation (the "Company") acquired through a wholly owned subsidiary, The Park at Crossroads, a 344-unit (unaudited) apartment community located in Cary, North Carolina. The property was purchased from Crossroads Ventures, LLC, an unrelated third party.
The accompanying statements of revenue and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of real estate properties and, accordingly, certain expenses such as depreciation and amortization, interest, management fees, and other corporate expenses are not included in the statements of revenue and certain operating expenses because they are not directly related to the proposed future operations of the property. Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of the property. Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2011, or the six months ended June 30, 2012, that would cause the reported financial information not to be indicative of future operating results.
The accompanying interim statement of revenue and certain operating expenses for the six months ended June 30, 2012, is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rent payments are due at the beginning of each month and rental revenue is recognized at that time. Reimbursements for expenses, such as water and sewer expense, are included in “Property revenue” in the statements of revenue and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating the property and consist primarily of payroll, utilities, repairs and maintenance, advertising and other operating expenses that are expected to continue in the proposed future operations of the property.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives, which is not included in these statements of revenue and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred and are included in “Property operating and maintenance expenses” in the statements of revenue and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.
Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal cost incurred in connection with loss contingencies are expensed as incurred. There is no material litigation nor to management's knowledge is any material litigation currently threatened against the property other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

ASSOCIATED ESTATES REALTY CORPORATION
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 of the Company is presented as if each of The Apartments at the Arboretum, 21 Forty Medical District and The Park at Crossroads had been acquired on January 1, 2012. This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisitions been consummated on January 1, 2012, nor does it purport to represent the future results of operations of the Company.
This unaudited pro forma consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company's Annual Report on Form10-K for the year ended December 31, 2012.

ASSOCIATED ESTATES REALTY CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012
(UNAUDITED)

		The
		Apartments	21	The Park
	Historical	at the	Forty Medical	at	Pro Forma		Pro Forma
(in thousands, except per share amounts)	Amounts (A)	Arboretum (B)	District (C)	Crossroads (D)	Adjustments		Amounts
Revenue
Property revenue	$173,822	$1,142	$2,834	$2,399	$—		$180,197
Office revenue	1,046	—	—	—	—		1,046
Total revenue	174,868	1,142	2,834	2,399	—		181,243

Expenses
Property operating and maintenance	68,231	416	1,151	711	—		70,509
Depreciation and amortization	54,306	—	—	—	5,094	(E)	59,400
Direct property management and service
company expense	—	—	—	—	—		—
Construction and other services	176	—	—	—	—		176
General and administrative	16,995	—	—	—	—		16,995
Development costs	864	—	—	—	—		864
Costs associated with acquisitions	798	—	—	—	(420)		378
Total expenses	141,370	416	1,151	711	4,674		148,322
Operating income	33,498	726	1,683	1,688	(4,674)		32,921
Interest expense	(30,838)	—	—	—	(1,594)	(F)	(32,432)
Income (loss) from continuing operations	2,660	726	1,683	1,688	(6,268)		489

Net income applicable to common
shares
Earnings per common share - basic:
Income (loss) from continuing operations
applicable to common shares	$0.06						$0.01

Earnings per common share - diluted :
Income (loss) from continuing operations
applicable to common shares	$0.06						$0.01

Weighted average shares outstanding-basic	46,063						46,063
Weighted average shares outstanding-diluted	46,553						46,553

ASSOCIATED ESTATES REALTY CORPORATION

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

A.
Represents historical income from continuing operations included in the consolidated income statement of the Company for the year ended December 31, 2012, as contained in the consolidated financial statements filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

B.	Represents the historical revenue and certain expenses of The Apartments at the Arboretum from January 1, 2012 through May 22, 2012.

C.	Represents the historical revenue and certain expenses of 21 Forty Medical District from January 1, 2012 through July 22, 2012.

D.	Represents the historical revenue and certain expenses of The Park at Crossroads from January 1, 2012 through August 27, 2012.

E.	Represents depreciation and amortization computed using the straight-line method over the estimated useful lives of the related assets over the applicable Pro Forma period as follows:

The Apartments at the Arboretum

			January 1, 2012
	Estimated		through
(Dollars in thousands)	useful life		May 22, 2012
Buildings and improvements	28.6 years	(1)	$727
Furniture and fixtures	5 years	(1)	81
Intangible assets	1 year		317
Total			$1,125

21 Forty Medical District

			January 1, 2012
	Estimated		through
(Dollars in thousands)	useful life		July 22, 2012
Buildings and improvements	28.9 years	(1)	$1,209
Furniture and fixtures	5 years	(1)	131
Intangible assets	1 year		1,160
Total			$2,500

The Park at Crossroads

			January 1, 2012
	Estimated		through
(Dollars in thousands)	useful life		August 27, 2012
Buildings and improvements	27.9 years	(1)	$1,052
Furniture and fixtures	5 years	(1)	58
Intangible assets	1 year		359
Total			$1,469

(1) Represents weighted average estimated useful life.

ASSOCIATED ESTATES REALTY CORPORATION

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS - (Continued)
(UNAUDITED)

F.
Represents interest expense on borrowings of $88.4 million on the Company's unsecured revolving credit facility used to acquire The Apartments at the Arboretum and 21 Forty Medical District as if they had been acquired on January 1, 2012. Interest expense also includes borrowings of $10.3 million on the Company's unsecured revolving credit facility and an assumed mortgage loan of $24.9 million used to acquire The Park at Crossroads, as if it had been acquired on January 1, 2012. The borrowings on the unsecured revolving credit facility accrue interest at a variable rate based on the date of acquisition as follows: (1) The Apartments at the Arboretum - 1.89%; (2) 21 Forty Medical District - 1.90%; and (3) The Park at Crossroads - 1.88%. Additionally, a fixed rate of 6.33% was used for borrowings on the mortgage loan assumed in connection with The Park at Crossroads acquisition. A variance in interest rate of 1/8% on the revolving credit facility would have an impact of $123 on the pro forma income (loss) from continuing operations for the year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

March 13, 2013	/s/ Lou Fatica
(Date)	Lou Fatica, Vice President
Chief Financial Officer and Treasurer